Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
For the year ended December 31, 2023, the Company recorded $377 of current income tax expense as a result of the Asset Sale completed on June 9, 2023, and for the year ended December 31, 2022, the Company did not record a current income tax expense or (benefit) due to current and historical losses incurred by the Company. For the years ended December 31, 2023 and 2022 the Company did not record a deferred income tax expense or (benefit) due to current and historical losses incurred by the Company. The Company’s operations are predominantly based in the United States and the Company’s foreign subsidiaries generated de minimis
losses for the years ended December 31, 2023 and 2022.
A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to the Company’s effective tax rate as reflected in the consolidated financial statements is as follows:

	Year Ended December 31,
	2023	2022
Federal income tax expense at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	3.7	5.2
Permanent differences	4.4	(1.2)
Foreign rate differential	(0.4)	—
Research and development tax credits	(4.3)	0.8
Change in valuation allowance	(48.2)	(25.8)
Stock based compensation	37.0	—
State rate changes	(8.0)	—
Deferred true ups	(2.2)	—
Provision to return	—	—

Effective income tax rate	3.0%	—%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities are comprised of the following:

	December 31,
	2023	2022
Deferred tax assets:
U.S., foreign and state net operating loss carryforwards	$80,185	$91,416
Research and development credits	8,356	8,471
Capitalized start up and organizational costs	21	23
Equity based compensation	313	3,610
Licensing agreements	3,710	3,929
Section 174 R&D capitalization	25,045	16,307
Lease liability	240	227
Accruals and other	906	1,032

Total deferred tax assets	118,776	125,015
Valuation allowance	(118,658)	(124,695)

Net deferred tax assets	$118	$320

Deferred tax liabilities:
Property and equipment	$—	$(102)
ROU Asset	(118)	(218)

Total deferred tax liabilities	(118)	(320)

Net deferred tax liabilities	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. As of December 31, 2023 and 2022 based on the Company’s history of operating losses, the Company has concluded that it is not more likely than not that the benefit of its deferred tax assets will be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2023 and 2022. The valuation allowance decreased by $6,037 during the year ended December 31, 2023, due primarily to net operating income, and increased by $23,802 during the year ended December 31, 2022, due primarily to net operating losses generated.
As of December 31, 2023 and 2022, the Company had U.S. federal net operating loss carryforwards of $298,282 and $340,350, respectively, that may be available to offset future income tax liabilities. All of the U.S. federal tax operating losses can be carried forward indefinitely. As of December 31, 2023 and 2022, the Company also had U.S. state net operating loss carryforwards of $277,626 and $316,668, respectively, which may be available to offset future taxable income. These losses expire at various dates beginning in 2041.
As of December 31, 2023 and 2022, the Company had federal research and development tax credit carryforwards of $6,395 and $6,824, respectively. Included in the $6,395 of federal tax credit carryforwards are $2,162 of orphan drug credits. Through the year ended December 31, 2020 the Company qualifies for, and has elected to, apply part of its federal research credits against its payroll tax liability in accordance with certain provisions of the Internal Revenue Code. The amount applied towards the Company’s payroll tax liability is capped at $250 per year. The federal research credits generated in excess of the $250 cap are able to be carried forward for 20 years. As of December 31, 2023 and 2022, the Company had state research and development tax credit carryforwards of approximately $2,482 and $2,084, respectively, available to reduce future tax liabilities which expire at various dates beginning in 2035. For all years through December 31, 2023, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards.
Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percentage points, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. The Company performed an analysis to determine if an ownership change and subsequent limitation of its attributes had occurred. Subsequent ownership changes may further affect the limitation in future years. The Company has completed numerous financings since its inception, which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future and may result in a limitation in future years.
The Company files income tax returns in the United States, Australia and Canada, and in several states. The foreign, federal and state income tax returns are generally subject to tax examinations for the tax years ended December 31, 2020 through December 31, 2023. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by foreign tax authorities, the Internal Revenue Service, or state tax authorities to the extent utilized in a future period.